EXHIBIT 10.1

AGREEMENT AND RELEASE

This Agreement and Release ("Agreement") is made by and between GigaBeam Corporation (the "Company") and Louis S. Slaughter ("Director") as of April 25, 2008 (the “Effective Date”).

BACKGROUND

WHEREAS, Director was employed by the Company as its Chief Executive Officer, pursuant to the terms of an Employment Agreement, dated July 12, 2004, which expired in October 2007;

WHEREAS, Director also served as the Company’s Treasurer and Assistant Secretary;

WHEREAS, Director continued to serve as the Company’s Chief Executive Officer, Treasurer and Assistant Secretary after the expiration of his Employment Agreement without a written agreement governing this employment arrangement through November 28, 2007;

WHEREAS, Director currently serves as a director on the Company’s Board of Directors (the “Board”);

WHEREAS, Director wishes to now resign from his position as a director of the Company’s Board; and

WHEREAS, the parties hereto desire to set forth their respective rights and obligations with respect to Director’s transition from the Company to pursue new opportunities.

NOW, THEREFORE, in consideration of the covenants and conditions set forth herein and intending to be legally bound hereby, the undersigned parties to this Agreement hereby agree as follows:

        1.

Resignation and Appointment. Director hereby confirms his resignation as a director of the Company’s Board as of the Effective Date (the "Resignation Date").

        2.

Consideration.

(a)

Compensation. The Company and Director agree that salary paid to Director through the Effective Date was to compensate him for his services performed through such date and no further salary will be paid after execution of this Agreement.

            (b)

Benefits. The Company will maintain Director's health care coverage for Director and his dependents, with substantially the same benefits as he and his family now receive, for 12 months following the Effective Date.

(c)

Repayment of Obligations to Director. The Company acknowledges that it previously issued to Director an outstanding promissory note in the principal amount of $65,000 (the “Existing Note”), which represents amounts previously loaned by Director to the Company. The Existing Note bears interest at the rate of 7% per annum and will remain outstanding.  The Existing Note is hereby amended to provide for the following repayment schedule which the Company will use its best efforts to meet:  $4,500 plus accrued interest will be paid on June 30, 2008; thereafter the Company will pay Director $6,500 plus accrued interest at the end of each calendar quarter thereafter until the Existing Note is paid in full. Failure by the Company to make payments on the Note pursuant to the schedule in this Section will not constitute default under the Note.  Nothing in this Agreement will effect the enforceability of the Note.

(d)

The Company will issue Director a Note that is attached to this Agreement as Exhibit A and is incorporated herein by reference.  The Note will be secured by 300,000 shares of the Company’s common stock as evidenced in the Stock Escrow Agreement attached to this Agreement as Exhibit B and incorporated herein by reference.

(e)

The Company will issue Director a Common Stock Purchase Warrant to purchase 250,000 shares of the Common Stock of the Company (the “Warrant”). The form of the Warrant that is attached to this Agreement as Exhibit C and is incorporated herein by reference.

        3.

Confidential Information. Director shall continue to maintain the confidentiality of all confidential and proprietary information of the Company in accordance with the Company Invention Rights and Non-Disclosure Agreement previously executed by Director for one year following execution of this Agreement.

        4.

Payment of Salary. With the exception of the payments in Section 2 of this Agreement, Director acknowledges and represents Director has received all sums which are, were, or may in the future be owing by the Company by way of salary, commissions, bonus, allowances, vacation pay, holiday pay, benefits or any other claim of any nature whatsoever pursuant to any law, contract, policy, plan, regulation, decree, or practice whatsoever.

        5.

Release of Claims by Director. Director agrees that the consideration to be paid or issued to Director pursuant to this Agreement represents settlement in full of all outstanding obligations owed to Director by the Company. Director and his respective past, present and future administrators, affiliates, agents, assigns, attorneys, directors, employees, executors, heirs, insurers, parents, partners, predecessors, representatives, servants, successors, transferees, and all persons acting by, through, under or in concert with any of them hereby absolutely and irrevocably releases, waives, relinquishes, renounces and discharges forever the Company and its past, present and future administrators, affiliates, agents, assigns, attorneys, directors, employees, employers, executors, heirs, insurers, officers, managers, parents, partners, predecessors, representatives, servants, shareholders, subpartners, subsidiaries, successors, transferees, underwriters, clients, customers, and each of them, and all persons acting by, through, under or in concert with any of them from any claims, obligations or amounts due to him arising from any omissions, acts or facts that have occurred up until and including the Effective Date including, without limitation,

   (a)

any and all claims relating to or arising from Director's employment relationship with the Company and the modification of that relationship set forth in this Agreement;

               (b)

any and all claims relating to, or arising from, Director's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for breach of contract, fraud, or misrepresentation;

               (c)

any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage, unfair business practices, defamation, libel, slander, negligence, invasion of privacy, and conversion,

               (d)

any and all claims for violation of any federal or state law;

               (e)

any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

               (f)

any and all claims for notice of termination of employment, compensatory indemnity in lieu of notice of termination of employment, severance pay, contractual or extra-contractual damages, salary, bonus, allowances, vacation pay, holiday pay or any other claim of any nature whatsoever pursuant to any law, contract, policy, plan, regulation, decree, or practice whatsoever.

Director agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release shall expressly exclude all obligations incurred under this Agreement.

6.

Release of Claims by the Company. In consideration of the Director’s release of the Company, his resignation from the Board of Directors of the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, consistent with state and federal law, the Company and its respective past, present and future administrators, affiliates, agents, assigns, attorneys, directors, officers, employees, executors,  insurers, partners, predecessors, representatives, servants, successors, transferees, and all persons acting by, through, under or in concert with any of them hereby absolutely and irrevocably releases, waives, relinquishes, renounces and discharges forever Director and his respective past, present and future administrators, affiliates, agents, assigns, attorneys, directors, employees, executors, heirs, insurers, parents, partners, predecessors, representatives, servants, successors, transferees, and each of them and all persons acting by, through, under or in concert with any of them from any claims, obligations or amounts due to the Company arising from any omissions, acts or facts that have occurred up until and including the Effective Date including, without limitation,

(a)

any and all claims relating to or arising from Director's employment relationship with the Company and the modification of that relationship set forth in this Agreement;

(b)

any and all claims for breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage, unfair business practices, defamation, libel, slander, negligence, invasion of privacy, and conversion,

(c)

any and all claims for violations of any federal or state law;

(d)

any and all claims arising out of any other laws and regulations relating to employment; and

(e)

any and all claims arising out of Director’s performance and as an officer of the Company.

The Company agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release shall expressly exclude all obligations incurred under this Agreement.

7.

No Pending or Future Lawsuits. Each of the Company and Director represents that neither party has any lawsuits, claims, or actions pending in such party’s name, or on behalf of any other person or entity, against the other party or any other person or entity referred to herein. The Company and Director each also represents that neither party presently intends to bring any claims on such party’s own behalf or on behalf of any other person or entity against the other party or any other person or entity referred to herein except as may be necessary to enforce the terms of this Agreement.

8.

Non-Competition/Non-Solicitation.

(a)

Director acknowledges and recognizes the highly competitive nature of the Company’s business and that Director’s position with the Company and access to the Company’s confidential records and proprietary information renders Director special and unique.  In consideration of payments made and to be made by the Company to Director pursuant to this Agreement (including, without limitation, pursuant to Section 2 hereof), Director agrees that for a period of one year after the Effective Date, Director will not, directly or indirectly, in the United States or any other place in which the Company then does business, engage in, or be affiliated in any manner with any individual, partnership, venture, unincorporated association, organization, syndicate, corporation, limited liability company, or other entity, trust and trustee, executor, administrator or other legal or personal representative, or any government or agency or political subdivision thereof (any of the foregoing, a “Person”) engaged in, the business of manufacturing, marketing, and/or selling (A) "wireless fiber optics" WiFiber® technology; or (B) any other product categories the Company is actively manufacturing, marketing, and/or selling as of the Effective Date (the “Business of the Company”). Notwithstanding the foregoing, the Company acknowledges that Director is a stockholder in Loea Corporation, a competitor of the Company, and its parent company, Trex Enterprises Corporation. The Company hereby waives any violation of the provisions of this Section 7(a) arising out of Director’s ownership of such shares of outstanding capital stock of Loea Corporation and Trex Enterprises Corporation or any successor thereto.

(b)

Non-Solicitation/Non-Piracy. For a period of one year after the Effective Date, Director will not, directly or indirectly, for his own account or for the benefit of any Person or entity:

(i)

solicit, service, contact, or aid in the solicitation or servicing of any Person or entity which is or was a customer, prospective customer, client, prospective client, contractor, subcontractor or supplier of the Company or its affiliates within three (3) years prior to Director’s Resignation Date ("Company Customers/Clients"), for the purpose of (a) selling services or goods in competition with the Business of the Company; (b) inducing Company Customers/Clients to cancel, transfer or cease doing business in whole or in part with Company or its affiliates or (c) inducing Company Customers/Clients to do business with any Person or business entity in competition with the Business of the Company; or

(ii)

solicit, aid in solicitation of, induce, contact for the purpose of, encourage or in any way cause any executive of Company or its affiliates to leave the employ of Company or its affiliates, or interfere with such executive's relationship with the Company or its affiliates.

        9.

No Cooperation. Director agrees he will not act in any manner that might damage the Business of the Company. Director agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so.

        10.

Non-Disparagement. Each party agrees to refrain from any defamation, libel or slander of the other, or tortious interference with the contracts and relationships of the other.

        11.

Costs. The parties shall each bear their own costs, expert fees, attorneys' fees and other fees incurred in connection with this Agreement. Notwithstanding the foregoing, the Company will reimburse Director $2,500 for legal fees incurred for review of this Agreement within thirty days of the execution of this Agreement.

        12.

Equity Holdings.

(a)

Outstanding options.  As of the Effective Date, Director holds options to purchase 100,000 shares of Common Stock of the Company. Such options shall vest immediately and will expire on April 25, 2013. The remaining terms of the options will remain the same, including the exercise price.

(b)

Recovery of pledged shares.  The Company will use its best efforts to return to Director or, if necessary, replace  the shares of Common Stock pledged by Director to secure Senior Convertible Notes of the Company held by Gutman et al.  The Director agrees to work with the Company to execute such documents as necessary to achieve this Section 12 (b).

(c)

The Company agrees to use its best and expedited efforts when requested by the Director to provide opinions and remove legends from stock as may be requested by Director and which is lawful from time to time in order for Director to sell his Stock.  Such opinions shall be at the cost of the Company.

        13.

No Representations. Each party represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

        14.

Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

        15.

Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Director concerning Director's separation from the Company and supersedes and replaces any and all prior agreements and understandings concerning Director's relationship with the Company and his compensation by the Company.

        16.

No Oral Modification. This Agreement may only be amended in writing signed by Director and the Chairman of the Compensation Committee or the Chief Executive Officer of the Company. Such amendment must be approved by the Board of Directors or otherwise comply with the Company’s By-laws as in effect at the time of the amendment.

        17.

Governing Law; Arbitration. This Agreement shall be governed by the laws of the State of North Carolina.  Any disputes, contentions, controversies or claims arising in connection with this Agreement between the parties shall, if possible, be settled in an amicable way.  If, however, no understanding is reached, such disputes, contentions, controversies and claims shall be exclusively and finally settled by binding arbitration using a neutral arbitrator. The arbitration shall be conducted utilizing the Expedited Procedures under the Commercial Arbitration Rules of the American Arbitration Association then in effect. The arbitration will be conducted in Boston, Massachusetts. Director and the Company shall each share and pay equally the fees and costs of the arbitrator and the arbitration. The decision by the arbitrator shall be binding and conclusive upon Director and the Company and their respective successors, assigns and trustees, and they shall comply with such decision in good faith, and Director and the Company each hereby submits itself to the jurisdiction of the federal or state courts of the Commonwealth of Massachusetts, but only for the entry of judgment or for the enforcement of the decision of the arbitrator hereunder.

        18.

Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

        19.

Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties hereto, with the full intent of releasing all claims. The parties acknowledge that:

             (a)

they have read this Agreement;

             (b)

they have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

             (c)

they understand the terms and consequences of this Agreement and of the releases it contains; and

             (d)

they are fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

GigaBeam Corporation

By:	/s/ Merrill A. McPeak
Merrill A. McPeak Chairman of the Compensation Committee

Louis S. Slaughter, an individual

By:	/s/ Louis S. Slaughter
Louis S. Slaughter

EXHIBIT A

SECURED PROMISSORY NOTE

$150,000	April 25, 2008

               FOR VALUE RECEIVED, GigaBeam Corporation, a Delaware corporation (the “Maker”), with its primary offices located at 4021 Stirrup Creek Drive, Suite 400, Durham, NC 27703, promises to pay to the order of Louis S. Slaughter (the “Payee”), upon the terms set forth below, the principal sum of one hundred fifty thousand and 00/100 dollars ($150,000) (this “Note”).

1.

Payments.

(a)

The full amount of principal and accrued interest under this Note shall be due April 25, 2010 (the “Maturity Date”).

(b)

Maker will use its best efforts to make payments to Payee on this Note in advance of the Maturity Date as follows: $10,000 of the principal amount by the last day of the Maker’s fiscal quarter ending June 30, 2008 and the last day of each fiscal quarter thereafter in the amount of $15,000.  Notwithstanding the foregoing, as long as Maker uses its best efforts to make the foregoing payments on this Note, any failure to make such payment(s) will not be considered a default under this Note.

(c)

The Maker may prepay this Note for 100% of the full principal amount of this Note at any time prior to the Maturity Date.

(d)

No interest will be paid on this Note.

2.

Default. Maker shall be considered in “default” under this Note if it fails to pay the principal amount in full by the Maturity Date.

3.

Security.  Maker and Payee agree to execute a Stock Escrow Agreement whereby pursuant to which 300,000 restricted shares of the Maker’s common stock will be held in an escrow account and will serve as Payee’s sole security in the event of default hereunder. The number of shares Payee will be entitled to receive, if any, and the issuance thereof will be governed by the terms of the Stock Escrow Agreement.

4.

No Waiver of Payee’s Rights.    All payments of principal shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5.

Modifications.   No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6.

Cumulative Rights and Remedies   The rights and remedies of Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available under this Note or applicable law (including at equity). The election of Payee to avail itself of any one or more remedies shall not be a bar to any other available remedies, which Maker agrees Payee may take from time to time.

7.

Collection Expenses.   If Payee shall commence an action or proceeding to enforce this Note, then Maker shall reimburse Payee for its costs of collection and reasonable attorneys’ fees incurred with the investigation, preparation and prosecution of such action or proceeding.

8.

Severability.    If any provision of this Note is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

9.

Successors and Assigns.   This Note shall be binding upon Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

10.

Lost or Stolen Promissory Note.   If this Note is lost, stolen, mutilated or otherwise destroyed, Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, Maker may require the Payee to deliver to Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

12.

Due Authorization.   This Note has been duly authorized, executed and delivered by Maker and is the legal obligation of Maker, enforceable against Maker in accordance with its terms except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.  No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Maker, or the validity or enforceability of this Note other than such as have been met or obtained. The execution, delivery and performance of this Note and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or the securities issuable upon conversion of this Note will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Maker or any mortgage, indenture, contract or other agreement to which the Maker is a party or by which the Maker or any property or assets of the Maker may be bound.

13.

Governing Law.   All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of North Carolina, without regard to the principles of conflicts of law thereof.  Each of Maker and Payee hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

14.

Notice.

  Any and all notices or other communications or deliveries to be provided by the Payee hereunder, including, without limitation, any conversion notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Maker, or such other address or facsimile number as the Maker may specify for such purposes by notice to the Payee delivered in accordance with this paragraph.  Any and all notices or other communications or deliveries to be provided by the Maker hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Payee at the address of the Payee appearing on the books of the Maker, or if no such address appears, at the principal place of business of the Payee.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission if delivered by hand or by telecopy that has been confirmed as received by 5:00 P.M. on a business day, (ii) one business day after being sent by nationally recognized overnight courier or received by telecopy after 5:00 P.M. on any day, or (iii) five business days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested.

The undersigned signs this Note as a maker and not as a surety or guarantor or in any other capacity.

GIGABEAM CORPORATION

By:	/s/ S. Jay Lawrence
S. Jay Lawrence Chief Executive Officer

EXHIBIT B

STOCK ESCROW AGREEMENT

This STOCK ESCROW AGREEMENT dated the ____ day of April, 2008, among Louis S. Slaughter ("Holder"); GigaBeam Corporation., a Delaware corporation (the "Company");  and  [insert independent, mutually agreed to third party],  attorneys at law with an  address of [insert address] (the "Escrow Agent").

RECITALS

WHEREAS, Holder and the Company have entered into an Agreement and Release, dated April 25, 2008 (the “Agreement”), and pursuant to such Agreement, the Company issued to Holder, a Secured Promissory Note, dated April 25, 2008 (the “Note”), in the principal sum of one hundred fifty thousand and 00/100 dollars ($150,000); a copy of which is attached as Exhibit A to the Agreement;

 WHEREAS, the Company, in order to secure payment of the Note to Holder, has agreed to place 300,000 restricted shares of the Company’s common stock, par value $0.001 per share, into escrow by the delivery of certificates evidencing such shares to the Escrow Agent pursuant to the terms of this Stock Escrow Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained in the Agreement and Release, the Note and this Stock Escrow Agreement, it is agreed as follows:

1.

Escrow Agent.  Holder and the Company appoint and designate [insert firm] as the Escrow Agent for the purposes herein set forth.  The Company will pay up to $2,500.00 in fees to the Escrow Agent.  Fees in excess of $2,500.00 will be paid by the Holder.

2.

Deposit of Shares.  Holder and the Company will deposit with Escrow Agent within ten (10) business days following execution of this Agreement certificates evidencing the 300,000 restricted shares of the Company’s common stock, subject to adjustment as customary for any stock splits, stock dividends, combinations, mergers, reclassification or other similar transactions on or after the date of this Agreement (the “Escrow Shares”).  All such certificates shall be held and disposed of by the Escrow Agent in accordance with the terms and provisions of this Stock Escrow Agreement.

3.

Escrow.  Holder and the Company authorize the Escrow Agent to keep and preserve the Escrow Shares in its possession as security for the payment of the Note.

4.

Default.  If the Company defaults in the payment of the principal amount owed under the Note on the maturity date, and such default remains uncured for fifteen (15) business days after written notice thereof, Holder shall have the right to direct the Escrow Agent deliver to him certificates evidencing the number of shares equal to the outstanding principal amount under the Note divided by the lesser of (a) 0.33, subject to adjustment as customary for any stock splits, stock dividends, combinations, mergers, reclassification or other similar transactions, or (b) the closing price of the Company’s stock on the day the Company defaults on the Note, or such subsequent business day if the day of the default is not a business day. However, in no event shall the Company be required to pay in excess of the 300,000 shares held in escrow, as adjusted.  The Escrow Agent shall, at the end of ten (10) business days after receipt of written demand from Holder, together with evidence that notice of the demand had been give to the Company, deliver to Holder the certificates of the Company’s common stock evidencing the proper amount of Escrow Shares as determined by the Escrow Agent as set forth herein.  Any Escrow Shares remaining in the possession of the Escrow Agent shall be cancelled.  Holder agrees to comply and cooperate with the Escrow Agent and the Company’s transfer agent in order to effect the transfer of any shares due to Holder and/or to cancel any Escrow Shares not due to Holder as a result of the Company paying amounts due under the Note.

Notwithstanding the foregoing, if before the end of the ten (10) business day period, the Company has notified the Escrow Agent to withhold the delivery of the certificates to the Holder, then the Escrow Agent shall not make delivery until the controversy is settled either by an agreement between Holder and the Company or by a final judgment of the Escrow Agent.

5.

Dividends and Voting Rights.  Pending the payment of the Note in full, all dividends declared on the shares held by the Escrow Agent shall be applied to the payment of the Note. The Company shall have the right to vote the shares on deposit with the Escrow Agent and Holder shall execute an appropriate proxy to the Company.

6.

Termination of Escrow.  If satisfactory proof has been presented to the Escrow Agent that the principal balance under the Note has been paid in full, the Escrow Agent shall deliver to the Company the 300,000 shares of the Company’s common stock in its possession, less any shares issued to the Holder pursuant to Section 4 herein, if any, and all obligations between the Holder, the Company and the Escrow Agent shall thereupon cease.

7.

Expenses.  The Company will pay the charges of the Escrow Agent, and any reasonable attorneys' fees, expenses and other costs incurred by the Escrow Agent in connection with the administration of the provisions of this Stock Escrow Agreement.

IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto, all on the date first above written.

WITNESS:		HOLDER:

Louis S. Slaughter, Individually

ATTEST:		THE COMPANY:

GigaBeam Corporation, a Delaware corporation

By:
S. Jay Lawrence
Chief Executive Officer

WITNESS:		ESCROW AGENT:

	By:	[name of escrow agent]

EXHIBIT C

GIGABEAM CORPORATION

COMMON STOCK PURCHASE WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS.  THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL TO THE ISSUER THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR VALUE RECEIVED, Louis S. Slaughter (the “Holder”), is entitled to purchase from GigaBeam Corporation, a Delaware corporation (the “Company”), subject to the terms and conditions herein set forth, at any time before 5:00 p.m. Eastern Standard Time (EST) time on April 25, 2011, such date being referred to herein as the “Expiration Date”, 250,000 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company, par value $0.001 per share (the “Warrant Shares”), subject to adjustment of the number or kind of shares constituting the Warrant Shares as hereinafter provided.  The Holder is entitled to purchase the Warrant Shares for $1.00 per share, subject to adjustment as hereinafter provided (the “Exercise Price”), and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter set forth.  The Company may lower the Exercise Price or extend the Expiration Date at its sole discretion.

ARTICLE 1

DEFINITIONS

For all purposes of this Warrant, unless the context otherwise requires, the following terms have the following meanings:

1.1

“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified, and, in the case of a Person who is a natural person, shall include any member of the immediate family of such Person or any trust for the benefit of said family members.

1.2

“Common Stock” means the Company’s authorized common stock, par value $0.001 per share.

1.3

“Company” means GigaBeam Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor corporation.

1.4

“Exercise Price” means the exercise price for the Warrant Shares established in accordance with Article 4.

1.5

“Holder” means the holder of record of this Warrant as shown in the Company’s register for such purpose as described in Article 2 hereof.

1.6

“Person” means any natural person, sole proprietorship, general partnership, limited partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, private or governmental entity, or other party.

1.7

“Trading Price” means the price at which the Company’s Common Shares trade, in any single transaction, subsequent to the execution of and prior to the Expiration Date of this Warrant.

1.8

“Warrant” means this Warrant and any warrants issued on or in substitution for this Warrant, including warrants issued in exchange for this Warrant pursuant to Article 2 hereof.

1.9

“Warrant Shares” means the shares of Common Stock or other securities acquired or to be acquired upon the exercise of the Warrant.

ARTICLE 2

EXERCISE OF WARRANT

2.1

Partial Exercise.  This Warrant may be exercised in whole or in part.  A partial exercise must be for a minimum of 1000 shares.  In the event of a partial exercise, the Company shall execute and deliver to the Holder (or to such other Person as shall be designated in the Subscription Notice) a new Warrant covering the unexercised portion of the Warrant Shares.

2.2

Procedure.  To exercise this Warrant, the Holder shall deliver to the Company at its principal office:

(a)

a written notice, in substantially the form of the Subscription Notice appearing at the end of this Warrant, of the Holder’s election to exercise this Warrant;

(b)

a check payable to the Company in the amount of the Exercise Price; and

(c)

this Warrant.

The Company shall as promptly as practicable, and in any event within twenty (20) business days after receipt of such notice, execute and deliver or cause to be executed and delivered one or more certificates representing the aggregate number of shares of Warrant Shares to which the Holder is entitled and, if this Warrant is exercised in part, a new Warrant as set forth in Section 2.1.

2.3

Name and Effective Date.  The stock certificate(s) so delivered shall be issued in the name of the Holder or such other name as shall be designated in the notice specified in Section 2.2.  Such certificate(s) shall be deemed to have been issued and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such shares as of the date the Company actually receives the notice and payment as specified in this Article 2, subject to Article 3 hereof.

2.4

Expenses. The Company shall pay all expenses payable in connection with the preparation, issuance, and delivery of such stock certificate(s), except that the Holder shall pay any applicable stock transfer taxes.

2.5

Legal Requirements.  The Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.

2.6

No Fractional Shares.  The Company shall not issue a stock certificate representing any fraction of a share upon partial exercise by a Holder of such Holder’s rights hereunder.

2.7

Warrant Register.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

ARTICLE 3

TRANSFER

3.1

Permitted Transfers.  This Warrant shall not be transferable to any other Person except with the written consent of the Company and subject to the limitations set forth in Section 3.2 hereof.

3.2

Securities Laws.  Notwithstanding anything to the contrary in this Article 3, neither this Warrant nor the Warrant Shares shall be transferable unless:

(a)

either a registration statement under the Securities Act of 1933, as amended (the “Act”), is in effect covering this Warrant or the Warrant Shares, as the case may be, or the Company has received an opinion from Company counsel to the effect that such registration is not required; and

(b)

the transfer complies with any applicable state securities laws.

The Warrant Shares will bear a legend describing the restrictions on transfer set forth in this Section 3.2.  By acceptance of this Warrant, the Holder represents and warrants to the Company that this Warrant is acquired for the Holder’s own account, for investment and not with a view to distribution within the meaning of the Act and the Holder agrees that the Holder will not offer, distribute, sell, transfer or otherwise dispose of this Warrant or the Warrant Shares except as set forth herein.  Holder acknowledges that the Company has no obligation to register this Warrant or the Warrant Shares.

ARTICLE 4

EXERCISE PRICE AND ADJUSTMENTS

4.1

Exercise Price.  The Exercise Price for the Warrant Shares shall be $1.00 per share, subject to adjustment as described in this Article 4.

4.2

Stock Splits, Stock Dividends and Reverse Stock Splits.  If at any time the Company shall subdivide (by reclassification, by the issuance of a Common Stock dividend on Common Stock, or otherwise) its outstanding shares of Common Stock into a greater number, the number of shares of Common Stock that may be purchased hereunder shall be increased proportionately and the Exercise Price per share of Common Stock shall be decreased proportionately as of the effective date of such action.  The effective date of a stock dividend shall be the record date for such dividend.  Issuance of a Common Stock dividend shall be treated as a subdivision of the whole number of shares of Common Stock outstanding immediately before the record date for such dividend into a number of shares equal to such whole number of shares so outstanding plus the number of shares issued as a stock dividend.  If at any time the Company shall combine (by reclassification or otherwise) its outstanding number of shares of Common Stock into a lesser number, the number of shares of Common Stock that may be purchased hereunder shall be reduced proportionately and the Exercise Price per share of Common Stock shall be increased proportionately as of the effective date of such action.

4.3

Reorganization and Reclassification.  In case of any capital reorganization or any reclassification of the capital stock of the Company while this Warrant remains outstanding, the Holder of this Warrant shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the kind and number of shares of Common Stock comprising Warrant Shares that such Holder would have been entitled to purchase or acquire immediately before such reorganization or reclassification) the kind and number of shares of stock of any class or classes or other securities or property for or into which such shares of Common Stock would have been exchanged, converted or reclassified if the Warrant Shares had been purchased by the Holder immediately before such reorganization or reclassification.  In case of any such reorganization or reclassification, appropriate provision (as determined by resolution of the Board of Directors of the Company) shall be made with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that all the provisions of this Warrant (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.

ARTICLE 5

LIMITATION OF LIABILITY

No provision of this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as stockholders of the Company.  In the absence of affirmative action by the Holder to purchase shares of Common Stock in accordance with the terms of this Warrant, no provision hereof shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

ARTICLE 6

MISCELLANEOUS

6.1

Governing Law.  The rights of the parties arising under this Warrant shall be construed and enforced under the laws of the State of North Carolina without giving effect to any choice of law or conflict of law rules.

6.2

Notices.  Any notice or other communication required or permitted to be given or delivered pursuant to this Warrant shall be in writing and shall be deemed effective as of the date of receipt if delivered personally, or delivered by overnight courier service or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address in the United States of America for a party as shall be specified by like notice; provided, however, that notices of change of address shall be effective only upon receipt thereof):

(i)

to the Holder at the address set forth on the signature page to this Warrant.

(ii)

to the Company as follows:

GigaBeam Corporation

4021 Stirrup Creek Drive, Suite 400

Durham, NC 27703

Attention:  Chief Executive Officer

6.3

Severability.  If any provision of this Warrant shall be held invalid, such invalidity shall not affect any other provision of this Warrant that can be given effect without the invalid provision, and to this end, the provisions hereof are separable.

6.4

Headings.  The headings in this Warrant are for reference purposes only and shall not affect in any way the meaning of interpretation of this Warrant.

6.5

Amendment.  This Warrant cannot be amended or modified except by a written agreement executed by the Company and the Holder.

6.6

Assignment.  This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that no party may assign or transfer its rights or obligations under this Warrant except to the extent explicitly permitted herein.

6.7

Entire Agreement.  This Warrant, together with its attachments, contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by the officer named below.

GigaBeam Corporation

By:	/s/ S. Jay Lawrence
S. Jay Lawrence Chief Executive Officer

Dated:  April 25, 2008

Holder’s Contact Information

Name:  ______________________________

Address:  _________________________________________________

Address

City

State

Zip Code

Facsimile Number:  _____________________

Email address:  ________________________

SUBSCRIPTION NOTICE

The undersigned, the Holder of a Common Stock Purchase Warrant issued by GigaBeam Corporation, hereby elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder, _______________ shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor of ___________________ and requests that certificates for such shares (and any securities or the property issuable upon such exercise) be issued in the name of and delivered to _______________________________ whose address is ____________________________________________ and whose tax ID number (or if a natural person, social security number) is _____________.

If said number of shares of Common Stock is less than the number of shares of Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant representing the balance of the Warrant Shares be registered in the name of and issued and delivered to _________________ whose address is ____________________________________________.

The undersigned hereby agrees to pay any transfer taxes on the transfer of all or any portion of the Warrant or Warrant Shares requested herein if the undersigned has requested stock certificate(s) to be registered in a name or names other than the name of the undersigned.

The undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon this exercise, the undersigned is acquiring such Common Stock for investment and not with a view to distribution thereof and the certificate or certificates representing such Common Stock may bear a legend substantially as follows:  “The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred except as provided in Article 3 of the Warrant to purchase Common Stock of GigaBeam Corporation, a copy of which is on file at the principal office of GigaBeam Corporation”

Signature guaranteed: __________________